SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) August17, 2004

                             ESSENTIAL REALITY, INC.
               (Exact name of Registrant as Specified in Charter)


          Nevada                     000-32319                   33-0851302
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(State of Other Jurisdiction        (Commission                 (IRS Employer
     of Incorporation)              File Number)             Identification No.)

                   15-15 132nd Street, College Point, New York 11356
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                    (Address of Principal Executive Offices)

        Registrant's telephone number, including area code (718) 747-1500
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

      On August 17, 2004, the Registrant announced its second quarter results for the three and six months ended June 30, 2004. The press release regarding this announcement is attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

        (c)   Exhibits Furnished

        99.1  Press Release dated August 17, 2004

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ESSENTIAL REALITY, INC.

Date:    August 17, 2004                    By: /s/ Jay Gelman
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                                            Name: Jay Gelman
                                            Title:  Chairman and
                                            Chief Executive Officer